UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04722

Provident Mutual Funds, Inc.
(Exact name of registrant as specified in charter)

N16 W23217 Stone Ridge Drive,
Suite 310
Waukesha, WI  53188
(Address of principal executive offices) (Zip code)

J. Scott Harkness
Provident Trust Company
N16 W23217 Stone Ridge Drive,
Suite 310
Waukesha, WI  53188
(Name and address of agent for service)

1-855-739-9950
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2023

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

(a)	Annual Report

Annual Report

September 30, 2023

Provident Trust Strategy Fund

(PROVX)

A NO-LOAD MUTUAL FUND

Provident Trust Strategy Fund

Letter to Shareholders (Unaudited)

October 1, 2023

Dear Fellow Provident Trust Strategy Fund Shareholders,

Provident Trust Strategy Fund (“PROVX”) gained +9.01% for the fiscal year ended September 30, 2023, vs. a +21.62% advance for the S&P 500 Index (“S&P 500”). During Provident Trust Company’s 20-year tenure as portfolio manager (beginning September 9, 2002) PROVX gained +603.20% cumulatively with a 19.8% average month-end allocation to money market/fixed income vs. +618.59% for the always fully invested S&P 500. Top performers for the 2023 fiscal year were Alphabet, Inc. Cl. A&C, Accenture PLC and Costco Wholesale Corp Inc. while Southwest Airlines Company, PNC Financial Services Group and the Charles Schwab Corp. underperformed. Alphabet, Inc. Cl. A&C, fiscal 2023’s top performing holding, was one of fiscal 2022’s worst performers. PROVX’s growth at reasonable valuation (GARV) investment strategy allows us to be patient during periods of interim share price underperformance as long as the underlying business trends remain intact.

During fiscal 2023 we initiated new positions in Fiserv Inc., GSK PLC, Southwest Airlines, and Tractor Supply Co., reduced our Alphabet, Inc. Cl. A&C, Fastenal Inc., the Home Depot, Inc. and the Charles Schwab Corp. concentrations, and increased our TJX Companies holding.

Higher interest rates can coexist with higher equity P/E valuations. We prefer T-bills to T-bonds and the S&P 500 to corporate bonds. The risks to our net positive outlook are military escalation, contracting credit and protectionism that could depress economic activity and prices (deflation). We contend the S&P 500 is currently fairly valued at 20X 2023 earnings and believe cash-generating, under leveraged, persistent growth stocks can sell at 25 – 30X forward earnings. PROVX shareholders are benefiting in 2023 from higher interest income on cash laden balance sheets (Accenture PLC, Alphabet, Inc., Visa, Inc. etc.).

For 2024 we forecast 2 – 3% GDP, 2 – 3% inflation, 3 – 6% 10-year Treasury yield (up from 4.5%), and valuation parity between stocks and bonds at 20 – 25X.

Thank you for your interest and investment in the Provident Trust Strategy Fund.

J. Scott Harkness, CFA

President

The Fund’s 1-year and annualized 5-year and 10-year returns through September 30, 2023 were: 9.01%, 7.52% and 10.85%, respectively. The S&P 500, the Fund’s benchmark index, 1-year and annualized 5-year and 10-year returns through September 30, 2023 were: 21.62%, 9.92% and 11.91%, respectively.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance since the above time period may be higher or lower than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.provfunds.com.

As per the Fund’s January 31, 2023 Prospectus, the total annual Fund operating expenses as a percentage of the value of your investment, which incorporates indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds including money market funds, otherwise known as acquired fund fees and expenses or AFFE, was 0.93%. Provident Trust Company has contractually agreed to cap the ratio of expenses to average net assets (excluding AFFE) at 1.00% through January 31, 2024.

While the Fund is no load, there are management fees and operating expenses that do apply. Such fees and expenses are described in the Fund’s Prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund may invest in smaller and medium sized companies, which involve additional risk such as more limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund may invest in money market funds. An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund.

GDP: Gross domestic product is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period.

M2: The U.S. Federal Reserve’s estimate of the total money supply including all of the cash people have on hand plus all of the money deposited in checking accounts, savings accounts, and other short-term saving vehicles such as certificates of deposit.

P/E: The price-to-earnings ratio is the ratio for valuing a company that measures its current share price relative to its earnings per share.

S&P 500 Index: An unmanaged index, consisting of 500 selected common stocks, commonly used to measure the performance of U.S. stocks. It is not possible to invest directly into an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings as of September 30, 2023, please refer to the Schedule of Investments in this report.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security. Current and future holdings are subject to risk.

You may obtain a hard copy of the prospectus and the most recent performance data by calling (855) 739-9950 (also available at www.provfunds.com). Please read the statutory and summary prospectus carefully to consider the investment objectives, risks, charges and expenses before investing or sending money. The prospectus contains this and more information. Please read the prospectus carefully before investing.

Provident Trust Strategy Fund

Expense Example (Unaudited)

As a shareholder of the Provident Trust Strategy Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 through September 30, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge any transactional fees, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Net Expense Ratio (9/30/23)	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 to 9/30/23)
Provident Trust Strategy Fund
Actual**	0.94%	$1,000.00	$1,066.90	$4.87
Hypothetical (5% annual return before expenses)	0.94%	$1,000.00	$1,020.36	$4.76

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period between April 1, 2023 and September 30, 2023.

**	Based on the actual returns of 6.69% for the six month period ending September 30, 2023.

Provident Trust Strategy Fund

Management’s Discussion of Fund Performance (Unaudited)

Provident Trust Strategy Fund (PROVX) gained +9.01% vs. the S&P 500’s +21.62% advance for the fiscal year ended September 30, 2023. During Provident’s tenure as portfolio manager (beginning September 9, 2002), PROVX gained +603.20% cumulatively with an 80.2% average month-end allocation to equities vs. +618.59% for the always fully invested S&P 500. Top performers for the fiscal year ended September 30, 2023 were Alphabet, Inc. (Class A&C), Accenture, PLC and Costco Wholesale Corp. while Southwest Airlines, PNC Financial Services Group and The Charles Schwab Corp. underperformed. We forecast 2 – 3% GDP, 2 – 3% inflation, 3 – 6% 10-year Treasury yield (up from 4.5%), and valuation parity between stocks and bonds at 20 – 25X. During fiscal 2023 we established new positions in Fiserv Inc., GSK PLC, Southwest Airlines, and Tractor Supply Co., we increased our TJX Companies holding, and reduced our Alphabet A&C, Fastenal Inc., Home Depot, and Charles Schwab concentrations.

Comparison of Change in Value of $10,000 Investment in

Provident Trust Strategy Fund* and Standard & Poor’s 500 Stock Index**

Average Annual Total Return Through September 30, 2023

	1 Year	5 Years	10 Years
Provident Trust Strategy Fund	9.01%	7.52%	10.85%
Standard & Poor’s 500 Stock Index	21.62%	9.92%	11.91%

The returns shown do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance since the above time period may be higher or lower than the performance quoted. Performance data current to the most recent month end may be obtained by visiting: https://www.provfunds.com.

*	From October 15, 2001 through August 31, 2012, Fiduciary Management, Inc. was the investment adviser.

Beginning September 9, 2002, Provident Trust Company became the Fund’s sub-adviser.

On August 31, 2012, Provident Trust Company became the Fund’s investment adviser.

**	The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

Provident Trust Strategy Fund

Industry Sectors

Percentage of Net Assets

September 30, 2023 (Unaudited)

Schedule of Investments

September 30, 2023

Shares		Cost	Value
COMMON STOCKS – 90.1% (a)

	Airlines – 3.7%
244,719	Southwest Airlines Co.	$8,520,345	$6,624,543

	Computer Services – 10.7%
62,760	Accenture PLC, Cl A	1,824,145	19,274,224

	Data Processing/Management – 1.3%
20,360	Fiserv, Inc.*	2,499,480	2,299,866

	Distribution/Wholesale – 2.8%
92,800	Fastenal Co.	977,268	5,070,592

	Finance, Credit Card – 6.5%
50,891	Visa Inc., CI A	3,662,225	11,705,439

	Finance, Investment Banker/Broker – 6.6%
219,430	The Charles Schwab Corp.	7,048,038	12,046,706

	Investment Management/Advisory Services – 5.3%
91,560	T. Rowe Price Group Inc.	7,362,226	9,601,897

The accompanying notes to financial statements are an integral part of this schedule.

Provident Trust Strategy Fund

Schedule of Investments (Continued)

September 30, 2023

Shares or Principal Amount		Cost	Value
COMMON STOCKS – 90.1% (a) (Continued)

	Medical, Health Maintenance Organization – 6.4%
22,905	UnitedHealth Group Inc.	$1,194,819	$11,548,472

	Medical-Drugs – 1.4%
69,455	GSK PLC	2,468,477	2,517,744

	Retail – Gardening Products – 1.4%
12,350	Tractor Supply Co.	2,689,935	2,507,668

	Retail, Building Products – 3.5%
21,285	The Home Depot, Inc.	1,778,421	6,431,475

	Retail, Discount – 10.4%
33,110	Costco Wholesale Corp.	5,136,792	18,705,826

	Retail, Major Department Stores – 2.1%
41,970	The TJX Companies, Inc.	3,305,559	3,730,294

	Super-Regional Banks – United States – 6.2%
91,220	PNC Financial Services Group, Inc.	5,992,731	11,199,079

	Web Portals/Internet Service Providers – 21.8%
150,000	Alphabet, Inc., Cl A*	1,955,437	19,629,000
150,000	Alphabet, Inc., Cl C*	1,943,851	19,777,500
		3,899,288	39,406,500
	Total common stocks	58,359,749	162,670,325

SHORT-TERM INVESTMENT – 9.9% (a)

	Money Market Fund – 9.9%
17,838,687	First American Treasury Obligations Fund, Class X, 5.264%^	17,838,687	17,838,687
	Total short-term investment	17,838,687	17,838,687
	Total investments – 100.0%	$76,198,436	180,509,012
	Other assets, less liabilities – 0.0% (a)		(74,687)
	TOTAL NET ASSETS – 100.0%		$180,434,325

(a)	Percentages for the various classifications relate to total net assets.
*	Non-income producing security.

^	The rate quoted is the annualized 7-day yield as of September 30, 2023.

ADR – American Depository Receipt

PLC – Public Limited Company

The accompanying notes to financial statements are an integral part of this schedule.

Provident Trust Strategy Fund

Statement of Assets and Liabilities

September 30, 2023

ASSETS:
Investments in securities, at value (cost $76,198,436)	$180,509,012
Cash	1,194
Receivables from shareholders for purchases	3,741
Dividends and interest receivable	92,514
Prepaid expenses	25,150
Total assets	180,631,611

LIABILITIES:
Payable to shareholders for redemptions	53,394
Payable to adviser for management fees	98,285
Payable to transfer agent	14,913
Payable for fund administration and fund accounting fees	10,905
Payable to directors	4,250
Other liabilities	15,539
Total liabilities	197,286

Net assets	$180,434,325

NET ASSETS:
Capital Stock, $0.01 par value; 300,000,000
shares authorized; 10,983,861 shares outstanding	$69,749,163
Total distributable earnings	110,685,162
Net assets	$180,434,325

CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share
($180,434,325 ÷ 10,983,861) shares outstanding)	$16.43

The accompanying notes to financial statements are an integral part of this statement.

Provident Trust Strategy Fund

Statement of Operations

For the Year Ended September 30, 2023

INCOME:
Dividends	$2,546,704
Interest	1,427,953
Total investment income	3,974,657

EXPENSES:
Management fees	1,224,162
Transfer agent fees	182,396
Administration and accounting services	155,829
Professional fees	68,161
Registration fees	33,335
Directors fees	18,000
Custodian fees	17,731
Printing and postage expense	15,639
Miscellaneous expense	103,327
Net expenses	1,818,580
NET INVESTMENT INCOME	2,156,077
NET REALIZED GAIN ON INVESTMENTS	16,697,050
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS	(1,965,498)
NET GAIN ON INVESTMENTS	14,731,552
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,887,629

The accompanying notes to financial statements are an integral part of this statement.

Provident Trust Strategy Fund

Statements of Changes in Net Assets

For the Years Ended September 30, 2023 and 2022

	2023	2022
OPERATIONS:
Net investment income	$2,156,077	$448,484
Net realized gain on investments	16,697,050	21,170,242
Net change in unrealized appreciation/depreciation on investments	(1,965,498)	(66,524,388)
Net increase (decrease) in net assets from operations	16,887,629	(44,905,662)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(30,946,008)	(979,095)

FUND SHARE ACTIVITIES
Proceeds from shares issued
(570,353 and 882,392 shares, respectively)	9,252,412	18,877,568
Proceeds from shares issued in distributions reinvested
(1,918,259 and 40,030 shares, respectively)	29,675,466	934,708
Cost of shares redeemed
(2,231,376 and 2,152,587 shares, respectively)	(37,162,437)	(44,913,366)
Net increase (decrease) in net assets derived from Fund share activities	1,765,441	(25,101,090)
TOTAL DECREASE	(12,292,938)	(70,985,847)

NET ASSETS AT THE BEGINNING OF THE YEAR	192,727,263	263,713,110
NET ASSETS AT THE END OF THE YEAR	$180,434,325	$192,727,263

The accompanying notes to financial statements are an integral part of these statements.

Provident Trust Strategy Fund

Financial Highlights

(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$17.97	$22.06	$17.66	$16.08	$16.47
Income from investment operations:
Net investment income(1)	0.19	0.05	0.05	0.04	0.09
Net realized and unrealized gain (loss) on investments	1.25	(4.06)	5.99	2.27	0.32
Total from investment operations	1.44	(4.01)	6.04	2.31	0.41
Less distributions:
Distributions from net investment income	(0.09)	(0.02)	(0.05)	(0.09)	(0.05)
Distributions from net realized gain	(2.89)	(0.06)	(1.59)	(0.64)	(0.75)
Total from distributions	(2.98)	(0.08)	(1.64)	(0.73)	(0.80)
Net asset value, end of year	$16.43	$17.97	$22.06	$17.66	$16.08

TOTAL RETURN	9.01%	-18.25%	36.27%	14.67%	3.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	180,434	192,727	263,713	215,010	183,788
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(2)	0.95%	0.92%	0.92%	0.96%	0.96%
After expense reimbursement/recoupment(2)	0.95%	0.92%	0.92%	0.96%	0.98%
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment(2)	1.13%	0.18%	0.24%	0.25%	0.59%
After expense reimbursement/recoupment(2)	1.13%	0.18%	0.24%	0.25%	0.57%
Portfolio turnover rate	12%	3%	0%	14%	6%

(1)	Net investment income per share was calculated using average shares outstanding.

(2)	Expenses waived or reimbursed reflect reductions to total expenses, whereas expenses recouped reflect increases to total expenses, as discussed in notes to the financial statements. These reimbursed amounts decrease the net investment loss ratio or increase the net investment income ratio, and recouped amounts increase the net investment loss ratio or decrease the net investment income ratio, as applicable.

The accompanying notes to financial statements are an integral part of this statement.

Provident Trust Strategy Fund

Notes to Financial Statements

September 30, 2023

(1)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies of Provident Mutual Funds, Inc. (the “Company”), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The Company consists of one non-diversified fund – Provident Trust Strategy Fund (the “Fund”). The Company was incorporated under the laws of Wisconsin on May 23, 1986.

The investment objective of the Fund is long-term growth of capital.

(a)	Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter, bonds and short-term U.S. Treasury Bills are valued using an evaluated bid from a pricing service. Money market funds are valued at net asset value per share. Securities for which market quotations are not readily available will have a fair value determined by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Valuation and Pricing Procedures adopted by the Board of Directors. The fair value of a security may differ from the Fund’s last quoted price and the Fund may not be able to sell a security at the estimated fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. As of September 30, 2023, there were no securities that were internally fair valued.

In determining fair value, the Fund uses various valuation approaches. Generally accepted accounting principles in the United States of America (“GAAP”) establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets that the Fund has the ability to access.

Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of September 30, 2023, based on the inputs used to value them:

Valuation Inputs	Investments in Securities
Level 1— Common Stocks*	$162,670,325
Money Market Fund	17,838,687
Total Level 1	180,509,012
Level 2— None	—
Level 3— None	—
Total	$180,509,012

* See the Schedule of Investments for investments detailed by industry classification.

Provident Trust Strategy Fund

Notes to Financial Statements (Continued)

September 30, 2023

(b)	The Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the value of such securities in determining net asset value in the same manner as other portfolio securities. For the year ended September 30, 2023, there were no such securities.

(c)	Net realized gains and losses on sales of securities are computed on the identified cost basis. For financial reporting purposes, investment transactions are recorded on the trade date.

(d)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund records the amortization and accretion of premiums and discounts, respectively, on securities purchased using the effective interest method in accordance with GAAP.

(e)	The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

(f)	No provision has been made for federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

(g)	The Fund has reviewed all open tax years and major jurisdictions, which include federal and the state of Wisconsin, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended September 30, 2023, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2023, open federal tax years include tax years ended September 30, 2020 through 2023. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	GAAP requires that certain components of net assets relating to permanent differences be reclassified for financial statement and federal income tax purposes. These differences are caused primarily by the utilization of earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. These reclassifications have no effect on net assets, results of operations or net asset value per share. For the year ended September 30, 2023, the reclassifications were as follows:

Distributable Earnings	Capital Stock
$(1,333,072)	$1,333,072

(2)	Investment Adviser and Management Agreement and Transactions with Related Parties

The Company, on behalf of the Fund, entered into an investment advisory agreement (the “Advisory Agreement”) with Provident Trust Company (“PTC”), with whom certain officers and a director of the Fund are affiliated, to serve as the investment adviser. Under the terms of the Advisory Agreement, the Fund pays 0.75% on the first $30,000,000 of average daily net assets, 0.65% on average daily net assets in excess of $30,000,000 and less than $100,000,000, and 0.60% on average daily net assets over $100,000,000. The Fund is responsible for paying a share of the compensation, benefits and expenses of its Chief Compliance Officer. For administrative convenience, PTC initially makes these payments, which are included in other expenses on the Statement of Operations, and is later reimbursed by the Fund.

Provident Trust Strategy Fund

Notes to Financial Statements (Continued)

September 30, 2023

Pursuant to an expense cap/reimbursement agreement between PTC and the Company, PTC has agreed to waive a portion of its management fee and/or assume expenses for the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, brokerage commissions and other costs relating to portfolio securities transactions (including the costs, fees and expenses associated with the Fund’s investments in other investment companies) and other extraordinary expenses, do not exceed 1.00% of the Fund’s average daily net assets on an annual basis. The expense cap/reimbursement agreement will continue in effect until January 31, 2024, with successive renewal terms of one year unless terminated by PTC or the Company prior to any such renewal. PTC is entitled to recoup such amounts from the Fund for a period of up to three years from the date PTC reduced its compensation and/or assumed expenses for the Fund. During the year ended September 30, 2023, no such expenses were waived and PTC has recouped all eligible amounts.

The Fund adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may charge a distribution and service fee not to exceed 0.25% (on an annualized basis) of the Fund’s average daily net assets. Amounts payable under the Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of the Fund. For the year ended September 30, 2023, no such expenses were charged to shareholders.

Under the Company’s organizational documents, each director, officer, employee or other agent of the Company is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Company, on behalf of the Fund, enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

As of September 30, 2023, PTC beneficially owned 19.41% of the outstanding shares of the Fund on behalf of its investment advisory clients. In addition, as of September 30, 2023, PTC’s employees, as participants in the Provident Trust Company Retirement Plan (the “Retirement Plan”), beneficially owned 20.01% of the outstanding shares of the Fund. As a result, as of September 30, 2023, in its capacity as sponsor of the Retirement Plan and investment manager of advisory accounts, PTC beneficially owned, in the aggregate, 39.42% of the outstanding shares of the Fund.

(3)	Loan Agreement

U.S. Bank, N.A. has made available to the Fund an unsecured line of credit for $20,000,000, pursuant to an amended Loan Agreement (“Agreement”) effective January 22, 2023, for the purpose of having cash available to satisfy redemption requests. For the period October 1, 2022 through January 21, 2023, the line of credit available was $27,000,000. Principal and interest on a loan under the Agreement is due not more than 20 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed (7.50% on September 30, 2023). The Agreement expires on January 21, 2024, however, it is renewable annually. For the year ended September 30, 2023, the Fund did not utilize the line of credit.

(4)	Distributions to Shareholders

Net investment income and net realized gains, if any, are distributed to shareholders at least annually. Distributions to shareholders are recorded on the ex-dividend date.

(5)	Investment Transactions

For the year ended September 30, 2023, purchases and proceeds of sales of investment securities (excluding all short-term securities) were $19,483,796 and $24,641,561, respectively.

Provident Trust Strategy Fund

Notes to Financial Statements (Continued)

September 30, 2023

(6)	Income Tax Information

The following information for the Fund is presented on an income tax basis as of September 30, 2023:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains	Total Distributable Earnings
$76,198,436	$106,588,260	$(2,277,684)	$104,310,576	$1,673,974	$4,700,612	$110,685,162

As of September 30, 2023, there were no differences between the cost of investments for financial statement and federal income tax purposes.

The tax components of dividends paid during the years ended September 30, 2023 and 2022 are:

September 30, 2023		September 30, 2022
Ordinary Income Distributions	Long-Term Capital Gains Distributions	Ordinary Income Distributions	Long-Term Capital Gains Distributions
$930,471	$30,015,537	$236,907	$742,188

(7)	Subsequent Event

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Provident Mutual Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Provident Mutual Funds, Inc. comprising Provident Trust Strategy Fund (the “Fund”) as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2012.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

November 7, 2023

Provident Trust Strategy Fund

Directors and Officers (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years

Independent Directors

John F. Hensler Year of Birth: 1961	Independent Director and Chairman	Indefinite; since August 31, 2012	President and Chief Financial Officer (since 2020) and Executive Vice President and Chief Financial Officer (1987-2020) of The Hawthorne Group (a private investment and management company); Director, Vice President, and Chief Financial Officer of Railroad Development Corporation (a railway investment and management company) since 2003; Manager of 1492 Capital Management, LLC (a registered investment adviser) since 2008; President and Treasurer of Domani Wealth, LLC (a registered investment adviser) since 2015.	1	None.

Willard T. Walker, Jr. Year of Birth: 1962	Independent Director	Indefinite; since September 13, 2016	President and Chief Executive Officer of W.T. Walker Group, Inc. (a holding company with businesses engaged in the manufacture of steel forgings and provision of thermal treatment services) since 2001.	1	None.

Interested Director
Thomas N. Tuttle, Jr.** Year of Birth: 1965	Interested Director	Indefinite; since August 31, 2012	Vice President, Secretary and Director of Provident Trust Company since 2011.	1	None.

Principal Officers
J. Scott Harkness Year of Birth: 1955	President	Since September 4, 2012 (elected by the Board annually)	Chief Executive Officer of Provident Trust Company since 2000.	N/A

Michael A. Schelble Year of Birth: 1966	Treasurer	Since September 4, 2012 (elected by the Board annually)	President, Chief Operating Officer and Director of Provident Trust Company since 2000.	N/A

James R. Daley Year of Birth: 1977	Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since September 4, 2012 (elected by the Board annually)	Chief Compliance Officer of Provident Trust Company since 2014.	N/A

*	The address of each Director and Officer is Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.
**	Mr. Tuttle is an “interested person” of the Company (as defined in the 1940 Act) due to the positions that he holds with Provident Trust Company.

Availability of Additional Information about Directors

The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-855-739-9950.

Provident Trust Strategy Fund

Statement Regarding Basis for Approval of Investment Advisory Contract (Unaudited)

September 30, 2023

The Board of Directors (the “Board” or the “Directors”) of the Company met on June 13, 2023 (the “Meeting”) to consider the renewal of the Investment Advisory Agreement dated August 31, 2012 (the “Investment Advisory Agreement”) between the Company, on behalf of the Fund, and Provident Trust Company (the “Adviser” or “PTC”) in accordance with Section 15(c) of the 1940 Act. In addition, the Directors who are not interested persons of the Fund as defined in the 1940 Act (the “Independent Directors”) met in executive session with the Company’s counsel to review and discuss the 15(c) materials.

The Board, including the Independent Directors, reviewed and discussed various information that had been provided in advance of the Meeting and at the Meeting, including a memorandum from counsel that summarized the legal standards applicable to the Directors’ consideration of the Investment Advisory Agreement; counsel’s request for information from PTC pursuant to Section 15(c) of the 1940 Act (the “15(c) Request”); PTC’s response to the 15(c) Request; PTC’s organizational chart; detailed comparative information relating to the Fund’s management fee and other expenses of the Fund; information regarding management fees paid by the Fund to PTC and other payments; information on PTC’s profitability; PTC’s audited financial statements for the last two years; information about brokerage commissions; detailed comparative information relating to the Fund’s performance; information about sales and redemptions of the Fund; information about amounts paid to financial intermediaries; information about PTC’s compliance program; PTC’s Form ADV; and PTC’s insurance coverage. The Directors reviewed the terms of the Investment Advisory Agreement, noting that Schedule A to the Investment Advisory Agreement outlined the management fee for the Fund and called for PTC to receive a fee that is calculated daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Fund on assets of $0–$30,000,000; 0.65% on assets of $30,000,001– $100,000,000; and 0.60% on assets over $100,000,000. The Directors noted that the current management fee is 0.63%.

In addition to the materials in the Board book and presentations at the Meeting, the Board also took into account information reviewed quarterly throughout the year that was relevant to its consideration of the Investment Advisory Agreement, including Fund performance, the management fee and other expense information and discussions with the Fund’s portfolio managers.

In determining whether to renew the Investment Advisory Agreement, the Board reviewed and analyzed various factors that it determined were relevant, including the factors discussed below. In its deliberations, the Board did not identify any single factor as determinative.

Nature, Extent and Quality of Services Provided to the Fund. The Directors considered the nature, extent and quality of services provided by the Adviser to the Fund. The Directors noted the Adviser’s continuing commitment to the Fund, the continuity of the portfolio management team for the Fund and the Adviser’s disciplined research and investment decision making process. The Directors considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of J. Scott Harkness and Michael Schelble, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund, including its chief compliance officer. The Directors noted any services that extended beyond portfolio management, such as making some of the Adviser’s key personnel available to serve as officers of the Fund, selecting broker-dealers for execution of portfolio transactions, ensuring adherence to the Fund’s investment policies and restrictions, administering the Fund’s compliance program and liquidity risk management program, proxy voting, providing risk management services and overseeing the Fund’s other service providers. The Directors considered information regarding purchases and redemptions of the Fund’s shares as well as the Adviser’s brokerage and soft dollar practices. The Directors concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund and to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

Investment Performance of the Fund and the Adviser. The Board reviewed the performance of the Fund for the year-to-date, one-year, three-year, five-year, ten-year, and since-inception periods as of March 31, 2023. In assessing the quality of the management services delivered by the Adviser, the Directors also compared the short-term and long-term performance of the Fund on both an absolute and relative basis and in comparison to a benchmark index (the S&P 500 Index) and a Morningstar Peer Group. The Morningstar Peer Group (the “Morningstar Peer Group”) of 20 funds was compiled by U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, LLC (“USBGFS”) using data from Morningstar, Inc. based on a range of criteria, including Morningstar classification (U.S. large growth funds), load structure (no-load funds without 12b-1 fees), active management (no index funds), and asset size ($150–$350 million). The Directors also reviewed information on the historical performance of other separately managed accounts of the Adviser that are similar to the Fund in terms of investment strategy (the “PTC composite”).

Provident Trust Strategy Fund

Statement Regarding Basis for Approval of Investment Advisory Contract (Unaudited) (Continued)
September 30, 2023

The Directors noted that the Fund underperformed its benchmark, the S&P 500 Index, for the year-to-date, one-year, three-year, five-year, ten-year and since-inception periods ended March 31, 2023. The Board considered the Adviser’s quarterly commentary and discussion of the reasons for the underperformance, including the Fund’s concentrated portfolio, the Fund’s active share (the percentage of holdings that differ from the S&P 500 Index) is approximately 91.4%, and the Fund’s flexible asset allocation means that the Fund held approximately 19.8% of its assets in short-term investments as of March 31, 2023, as well as management’s view that performance must be considered over complete market cycles.

The Directors noted that the Fund underperformed the Morningstar Peer Group median and average for the year-to-date, one-year, three-year, five-year and ten-year periods ended March 31, 2023. The Fund’s performance ranked in the 100th, 100th, 94th, 94th, and 83rd percentile of the Morningstar Peer Group, respectively, over those periods.

The Directors noted that although the Fund’s performance was generally consistent with the performance of the PTC composite, the Fund underperformed the PTC composite for the one-year, three-year, five-year and ten-year periods ended March 31, 2023 and slightly outperformed for the year-to-date period ended March 31, 2023. The Adviser attributes differences in performance to the PTC composite having fewer regulatory requirements to comply with than the Fund, such as diversification. The Fund commenced operations in 1986 and the composite commenced operations in 1999 so there is no comparison for the Fund’s since-inception period.

The Board also reviewed information on the Fund’s performance over full investment cycles. The Adviser seeks to exceed the S&P 500 Index return over full investment cycles. The Adviser defines a full investment cycle as “typically lasting 5-7 years and including both a 30% advance and a 20% decline.” Although the Adviser characterizes investment cycles as typically lasting 5-7 years, they can be shorter or longer in instances in which the time period does not also include the substantial advances or declines. The Adviser has defined the three most recent full investment cycles as September 9, 2002 to December 31, 2007, January 1, 2008 to December 31, 2019 and January 1, 2020 through March 31, 2023. The Directors noted that the Fund outperformed its benchmark over the first two market cycles, but underperformed its benchmark over the third market cycle. The Directors further noted that the Fund’s performance for the three market cycles underperformed the PTC composite.

After considering all of the information, the Directors concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Directors determined that the Fund and its shareholders were likely to benefit from the Adviser’s management.

Costs of Services Provided and Profits Realized by the Adviser. The Directors considered the costs of services provided by the Adviser, including the management fee, expenses of the Fund and total expense ratio. The Directors noted that the Adviser has agreed to waive a portion of its management fee and/or assume expenses for the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, brokerage commissions and other costs relating to portfolio securities transactions (including the costs, fees and expenses associated with the Fund’s investments in other investment companies, i.e., “acquired fund fees and expenses”) and other extraordinary expenses, do not exceed 1.00% of the Fund’s average daily net assets on an annual basis. The expense cap/reimbursement agreement between the Adviser and the Company will continue in effect until January 31, 2024 with successive renewal terms of one year unless terminated by the Adviser or the Company prior to any such renewal. The Adviser is entitled to recoup such amounts from the Fund for a period of up to three years from the date the Adviser reduced its compensation and/or assumed expenses for the Fund.

The Directors reviewed the related statistical information, including the comparative management fee and expenses of the Fund relative to the Morningstar Peer Group. The Directors noted that the Fund’s current management fee of 0.63% is greater than the Morningstar Peer Group median of 0.62% but less than the average of 0.65%. The Fund’s management fee ranks in the 56th percentile of the Morningstar Peer Group. The Directors observed that the Fund’s total annual fund operating expense ratio of 0.92% (excluding acquired fund fees and expenses) is greater than the Morningstar Peer Group median of 0.83% and the average of 0.84% and places it in the 61st percentile of the Morningstar Peer Group. The Directors then compared the fees paid by the Fund to the fees paid by separately managed accounts of the Adviser and noted that fees paid by the separately managed account clients are lower than the management fees paid by the Fund largely due to the additional work of the Adviser related to the Fund, including monitoring of investment restrictions and additional reporting requirements. However, the Board noted that the Fund is currently benefiting from the breakpoint schedule in the Fund’s management fee.

Provident Trust Strategy Fund

Statement Regarding Basis for Approval of Investment Advisory Contract (Unaudited) (Continued)
September 30, 2023

The Directors considered the overall profitability of the Adviser and reviewed the Adviser’s financial condition and determined it to be sound. The Directors also examined the level of profits realized by the Adviser from the fees payable under the Investment Advisory Agreement, as well as the Fund’s brokerage commissions and use of soft dollars by the Adviser. The Directors noted that the Adviser pays Fund distribution expenses from its reasonable profits.

The Directors concluded that the Fund’s expenses and the management fee paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Directors noted that the Adviser’s profit from sponsoring the Fund was not excessive and the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory activities.

Extent of Economies of Scale. The Directors noted that the Fund’s management fee structure contains breakpoint reductions as the Fund’s assets grow in size. The Directors compared the Fund’s expenses relative to the Morningstar Peer Group and discussed realized and potential economies of scale. With respect to the Adviser’s fee structure, the Directors concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund.

Benefits Derived from the Relationship with the Fund. The Directors considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund. The Directors considered the benefits to the Adviser from soft dollar arrangements whereby the Adviser receives third-party investment research services from broker-dealers that execute the Fund’s purchases and sales of securities. The Directors considered that the research services are used to service all of the Adviser’s accounts. While difficult to measure, the Directors concluded that the benefits the Adviser receives are fairly modest, given the Fund’s relatively low portfolio turnover rate. The Directors noted the Adviser’s representation that the Fund allows the Adviser to offer a daily valued product and a flexible investment, as well as serve clients that do not meet its eligibility criteria for separate accounts. Finally, the Directors noted that the Adviser derives reputational benefits from its association with the Fund. The Directors concluded that the other benefits realized by the Adviser from its relationship with the Fund were reasonable.

Annual Approval of the Investment Advisory Agreement

Based on the Directors’ deliberations and their evaluation of the information described above, the Directors, including the Independent Directors, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Investment Advisory Agreement for another year, expiring August 31, 2024.

Provident Trust Strategy Fund

Statement Regarding Liquidity Risk Management Program (Unaudited)

September 30, 2023

In accordance with Rule 22e-4 under the 1940 Act, the Company has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board has appointed the Adviser as the program administrator (the “Program Administrator”). The Program Administrator has further delegated administration of the Program to the Adviser’s Valuation Committee. The Program Administrator is required to provide an annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquid investment minimum (“HLIM”), if applicable, and any material changes to the Program.

On September 12, 2023, the Board reviewed the Program Administrator’s annual written report for the period July 1, 2022 through June 30, 2023 (the “Report”). The Report provided an assessment of the Fund’s liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator uses ICE Data Services, a third-party vendor, to provide portfolio investment classification services, and the Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund’s portfolio is expected to continue to hold highly liquid investments and be considered a “primarily highly liquid fund” (as defined in the Program) and can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a HLIM for the Fund and to adopt policies and procedures for responding to a HLIM shortfall. The Fund did not hold a significant portion of illiquid investments and the Company was not required to file Form N-LIQUID during the review period. The Report noted that no material changes had been made to the Program since the Board’s last approval of the Program.

The Program Administrator concluded that the Fund has been able to meet redemption needs in all market conditions during the review period without significant dilution to the Fund’s remaining investors. The Program Administrator determined that the Program is adequately designed has been effectively implemented and is operating as intended to manage the liquidity risk of the Fund and is not recommending any changes.

Provident Trust Strategy Fund

Tax and Additional Information (Unaudited)

September 30, 2023

Tax Information (Unaudited)

For corporate shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2023 which is designated as qualifying for the dividends received deduction is 100%.

For all shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2023 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 100%.

Additional Information (Unaudited)

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-855-739-9950 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the Fund’s website at http://www.provfunds.com or the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available without charge by calling 1-855-739-9950, or on the Fund’s website at http://www.provfunds.com, or the website of the Commission no later than August 31 for the prior 12 months ending June 30.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov. Schedules of portfolio holdings are also available at http://www.provfunds.com.

Provident Trust Strategy Fund

Privacy Policy and Householding Information (Unaudited)

Notice of Privacy Policy & Practices (Unaudited)

Protecting the privacy of our shareholders is important to us. This notice describes the practices and policies through which we maintain the confidentiality and protect the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “nonpublic personal information” about you:

●	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

●	Information about your transactions with us, our affiliates and others, as well as other account data.

What Information We Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Important Notice Regarding Delivery of Shareholder Documents (Unaudited)

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-855-739-9950 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Thank you for allowing us to serve your investment needs.

(This Page Intentionally Left Blank.)

Provident Trust Strategy Fund

N16 W23217 Stone Ridge Drive, Suite 310

Waukesha, Wisconsin 53188

BOARD OF DIRECTORS

JOHN F. HENSLER

THOMAS N. TUTTLE, JR.

WILLARD T. WALKER, JR.

INVESTMENT ADVISER

PROVIDENT TRUST COMPANY

N16 W23217 Stone Ridge Drive, Suite 310

Waukesha, Wisconsin 53188

ADMINISTRATOR, ACCOUNTANT, TRANSFER AGENT

AND DIVIDEND DISBURSING AGENT

U.S. BANCORP FUND SERVICES, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

800-811-5311 or 414-765-4124

CUSTODIAN

U.S. BANK, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

DISTRIBUTOR

QUASAR DISTRIBUTORS, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

COHEN & COMPANY, LTD.

342 North Water Street, Suite 830

Milwaukee, Wisconsin 53202

LEGAL COUNSEL

GODFREY & KAHN, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin 53202

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that Mr. John F. Hensler, a member of it’s audit committee, is an audit committee financial expert. Mr. Hensler is “independent” as such term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

$14,500 (FY 2023) and $14,500 (FY 2022) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees

There were no fees billed in the last two fiscal years for Audit-Related Fees.

(c)	Tax Fees

$4,500 (FY 2023) and $4,500 (FY 2022) were the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to registrant’s investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees

There were no other fees billed in the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4.

There were no fees billed in the last two fiscal years for products and services provided by the principal accountant to registrant’s investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services rendered to the registrant, as well as non-audit services provided to the registrant’s investment adviser (and any entity affiliated with the adviser that provides ongoing services to the registrant) if the engagement relates directly to the operations and financial reporting of the registrant.

(e) (2) 100%

(f) Not applicable, as all of the principal accountant’s hours spent on auditing the financial statements were attributed to work performed by full-tie employees of the principal accountant.

(g) See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant’s investment adviser.

(i) Not applicable, as the registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) Not applicable, as the registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer, J. Scott Harkness and Treasurer/Principal Financial Officer, Michael A. Schelble, have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Provident Mutual Funds, Inc.

By /s/ J. Scott Harkness
J. Scott Harkness, President/Principal Executive Officer

Date 11/15/2023

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ J. Scott Harkness
J. Scott Harkness, President/Principal Executive Officer

Date 11/15/2023

By /s/ Michael A. Schelble
Michael A. Schelble, Treasurer/Principal Financial Officer

Date 11/15/2023